Exhibit 10.3

SETTLEMENT AGREEMENT

This Settlement Agreement (this “Agreement”) is made by and between Nuclear Fuel Cycle Consulting, LLC (“Releasor”), Neutron Energy, Inc., a Nevada corporation (“Neutron”), and Uranium Resources, Inc., a Delaware limited liability company (“URI”), as of March 1, 2012 (the “Effective Date”).  Each of Releasor, Neutron and URI is referred to in this Agreement as a “Party” and collectively as the “Parties.”

Recitals:

Whereas, URI, URI Merger Corporation, a Nevada corporation and an indirect wholly owned subsidiary of URI (“Merger Sub”), and Neutron are, concurrently with the execution of this Agreement, entering into an Agreement and Plan of Merger (the “Merger Agreement”) providing for, among other things, a merger of Merger Sub with and into Neutron (the “Merger”).

Whereas, as a condition to the willingness of URI and Merger Sub to enter into the Merger Agreement, URI has required that Releasor agree, and in order to induce URI and Merger Sub to enter into the Merger Agreement, Releasor has agreed, to enter into this Agreement;

Whereas, Releasor desires waive any and all rights that it may have to any severance, change of control or similar payments in connection with the Merger; and

Whereas, any capitalized but undefined terms used herein will have the meanings ascribed to such terms in the Merger Agreement.

Now, Therefore, for and in consideration of the mutual agreements of the Parties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.
Representations and Warranties of the Parties.  Each Party represents and warrants, as to itself only, that (a) it has taken all requisite action and obtained all requisite consents in connection with its entering into this Agreement and the instruments and documents referenced herein; (b) this Agreement and all instruments and documents executed by it pursuant to this Agreement are and will be duly executed and valid and legally binding upon it and enforceable in accordance with their respective terms; (c) neither the execution of this Agreement or any other instrument or document referenced herein, nor the consummation of any transaction contemplated hereby, shall result in a breach of, constitute a default under, or contravene any agreement, document, instrument or any other obligation to which it is a party or to which it may be bound or affected, or any law, statute, ordinance, rule, governmental regulation, or any writ, injunction, judgment, order or decree of any court or governmental body applicable to it; and (d) there are no actions, suits, arbitrations, investigations, other proceedings, orders, judgments or decrees pending or threatened against it which could, individually or in the aggregate, interfere with the consummation of the transactions contemplated by this Agreement.

2.	Releasor Release.

a.
In the event of a Closing and subject to the limitations contained in Section 2(b), below, Releasor, for itself and on behalf of its present, former or future representatives, heirs, executors, administrators, trustees, agents, insurers, reinsurers, attorneys, successors and assigns (collectively, the “Claim Releasors”), effective on the Closing Date, absolutely, unconditionally, and irrevocably waives, releases and discharges, to the fullest extent permitted by law, Neutron and any of its present, former or future representatives, predecessors, heirs, executors, administrators, trustees, members, partners, managers, directors, officers, shareholders, parent companies, subsidiaries, affiliates, agents, employees, insurers, reinsurers, attorneys, consultants, advisers, successors and assigns (collectively, the “Neutron Releasees”), from any and all severance, change of control or similar payments that are or may become due or payable by any Neutron Releasee to any Claim Releasor as a result of the execution and delivery of the Merger Agreement or the consummation of the Merger and the other transactions contemplated thereby (the “Severance Rights”), including but not limited to any Severance Rights arising under that certain Consulting Agreement, dated as of February 11, 2011, by and between Neutron and Releasor, as amended by oral agreement, which amendment provides for a $240,000 lump-sum payment to Releaseor in the event such Consulting Agreement is terminated on a change of control of Neutron.

In connection herewith, Releasor represents that there has not been, and as of the Closing Date there will not have been, any assignment or other transfer of any interest in the Severance Rights and Releasor agrees to indemnify and hold the Neutron Releasees harmless from any liability, claims, demands, damages, costs, expenses, and attorney’s fees incurred as a result of any person validly asserting any such assignment or transfer of any Severance Rights.

b.	It is expressly understood, agreed and stipulated that the releases set forth in Section 2(a) of this Agreement are limited as follows:

i.	the Neutron Releasees are not released from any obligations, responsibilities or conditions under or pursuant to this Agreement; and

ii.	the Neutron Releasees are not released from any obligations, responsibilities of conditions under or pursuant to the Merger Agreement and the Transaction Documents.

3.
Covenants Not to Sue.  Releasor, on behalf of itself and each of the Claim Releasors, covenants to refrain from, directly or indirectly, asserting any claim, or commencing, instituting or causing to be commenced, any proceeding of any kind against the Neutron Releasees relating to the Severance Rights.

[Signature Page to Settlement Agreement]

4.	Confidentiality.

a.
Releasor acknowledges that, as contemplated hereunder, it has or likely will receive Confidential Information (defined below) of Neutron or its subsidiaries.  Unless otherwise consented to in advance and in writing by Neutron, Releasor agrees that for a period of two years it and its agents and representatives will: (i) hold all Confidential Information in strict trust and confidence and (ii) not directly or indirectly disseminate any Confidential Information to any third-party.  The furnishing of any Confidential Information by Neutron or any of its subsidiaries shall not constitute or be construed as granting, either expressly or by implication, estoppel or otherwise, any license to or rights in and to any Confidential Information.

b.
For purposes of the foregoing, “Confidential Information” means this Agreement and all non-public confidential and proprietary information of Neutron and any of its subsidiaries and includes technical, trade secret or competition-sensitive information which Neutron or any of its subsidiaries has developed and/or acquired and in good faith considers to be competitively valuable or sensitive, or holds in confidence from others.  Notwithstanding the foregoing, the term “Confidential Information” does not include information that is public or that is obtained at any time lawfully from a third-party under circumstances permitting its lawful use or disclosure to others, or to information that is developed independently without reference to or receipt or disclosure of Confidential Information of a similar type developed by Neutron or any of its subsidiaries, in each case as proven by documentary evidence supplied by Releasor.

c.
If Releasor is required by law to make any disclosure that is prohibited or otherwise constrained by this Section, Releasor will provide Neutron with prompt notice of the compulsion or request so that Neutron may seek an appropriate protective order or other appropriate remedy or waive compliance with this Section.  In the absence of a protective order, Releasor may disclose that portion (and only that portion) of the Confidential Information that Releasor is legally compelled to disclose; provided, however, that Releasor uses reasonable efforts to attempt to obtain reliable assurance that any person to whom Confidential Information is so disclosed will undertake the same confidentiality obligations as in this Section.

d.
Releasor acknowledges that in the event of any material breach of this Section, Neutron would be irreparably and immediately harmed and could not be made whole by monetary damages alone.  Accordingly, in addition to any other remedy to which it may be entitled at law or in equity, Neutron shall be entitled to an injunction or injunctions (without the posting of any bond and without proof of actual damages) to prevent breaches or threatened breaches of this Section and/or to compel specific performance with this Section, and neither Releasor nor any of its representatives will oppose granting of such relief.  The prevailing party as specifically determined by a court of competent jurisdiction shall be awarded all costs and expenses, including attorneys’ fees, incurred in connection with any proceeding concerning this Section.

[Signature Page to Settlement Agreement]

5.
Severability.  If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, void or unenforceable for any reason, that finding shall in no way effect any other provision of this Agreement or the validity or enforceability of this Agreement.  Such remaining provisions shall be fully severable, and this Agreement shall be construed and enforced as if such invalid provision had never been inserted in the Agreement.

6.
Further Assurances; Further Cooperation.  Each Party agrees to do such things as may be reasonably requested by any other Party to consummate or document the transactions contemplated by this Agreement, but the reasonable cost thereof shall be paid by the requesting Party.

7.
Binding Effect; Captions.  This Agreement is binding upon, and shall inure to the benefit of, the Parties and their respective legal representatives, heirs, devisees, legatees, successors and assigns.  Titles, captions and the Recitals set forth in the Agreement are inserted only as a matter of convenience and for reference and are not contractual and in no way affect the scope of this Agreement or the intent of its provisions.

8.
Entire Agreement.  This Agreement constitutes the entire agreement of the Parties with respect to the subject matter hereof, supersedes all prior agreements of any of the Parties with respect to its subject matter, and may not be modified or amended except by a written instrument signed by all Parties.

9.	Governing Law. This agreement shall be governed, construed and enforced in accordance with the laws of the State of Colorado without giving effect to conflict of law principles.

10.
Counterparts; Signatures.  This Agreement may be executed in two or more counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute but one and the same instrument.  The Parties agree that fax and electronic signatures shall be sufficient evidence to enforce this Agreement.

11.
Parties’ Understanding.  RELEASOR HAS BEEN ADVISED THAT THIS AGREEMENT HAS BEEN DRAFTED BY COUNSEL TO NEUTRON OR URI, NOT COUNSEL TO IT INDIVIDUALLY, AND IT IS HEREBY ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY.  RELEASOR FULLY UNDERSTANDS ITS RIGHT TO DISCUSS AND REVIEW ALL ASPECTS OF THIS AGREEMENT WITH ITS ATTORNEY OR ANY OTHER ADVISOR AND HAS HAD ADEQUATE TIME AND OPPORTUNITY TO DO SO.  RELEASOR IS NOT RELYING ON ANY REPRESENTATIONS OR STATEMENTS BY NEUTRON OR URI OR ANY OF NEUTRON OR URI’S AGENTS, REPRESENTATIVES OR ATTORNEYS WITH REGARD TO THE SUBJECT MATTER, BASIS OR EFFECT OF THIS AGREEMENT.

[Signature Page to Settlement Agreement]

12.
Non Disparagement. Releasor agrees not to disparage Neutron or URI and their officers, directors, employees, shareholders, agents, or affiliates in any manner likely to be harmful to them or their business, business reputation or personal reputation; provided that, subject to Section 4, Releasor may respond accurately and fully to any question, inquiry or request for information when required by legal process.

13.
NO RECOVERY OF CONSEQUENTIAL DAMAGES.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR OTHERWISE, EXCEPT IN THE CASE OF A BREACH OF SECTIONS 4 OR 12, NO PARTY WILL HAVE ANY RIGHT OR REMEDY TO RECOVER LOST PROFITS, LOSS OF BUSINESS, LOSS OF BUSINESS OPPORTUNITY, DIMINUTION IN VALUE, OR OTHER CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, STATUTORY, SPECIAL AND INDIRECT DAMAGES FROM ANY OTHER PARTY, UNDER THIS AGREEMENT OR RELATING TO ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, UNDER ANY THEORY WHATSOEVER (INCLUDING BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR A STATUTORY CAUSE OF ACTION, OR OTHERWISE), EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND EACH PARTY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY SUCH DAMAGES FROM ANY OTHER PARTY.

14.
Notice.  All notices, requests and other communications to a Party under this Agreement must be in writing (including email or fax transmission so long as a receipt of such fax or email transmission is requested and received) and will be given to the addresses set forth on the signature page hereto.  All notices, requests, demands, waivers and other communications must be delivered by (a) personal delivery, (b) reputable overnight delivery service (including Federal Express, UPS and DHL), (c) fax (with acknowledgment of receipt), or (d) email, in each case to the respective address or number indicated above or later provided by a party pursuant to this Section (with acknowledgement of receipt).  A notice will be deemed to have been made on the date (i) of delivery or first refusal of delivery with respect to (a), (ii) of delivery or the date on which delivery was first refused as indicated on the delivery service's record of delivery with respect to (b), and (iii) indicated in the confirmation of transmission or receipt if transmitted during business hours, or the next business day if transmitted after business hours, with respect to (c) and (d).

15.
Consent to Service.  Each Party consents to process being served by any Party in any suit, action or proceeding relating to this Agreement by the delivery of a copy of the process in accordance with the provisions of Section 14(a) or first class certified mail to the last known address of the party served, return receipt requested, postage prepaid.

16.
Waiver of Jury Trial.  EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL ON ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR THE PERFORMANCE OF ANY OF THOSE RIGHTS AND OBLIGATIONS.  EACH PARTY (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT HE, SHE OR IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FORGOING WAIVER AND (b) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVER AND CERTIFICATIONS IN THIS AGREEMENT.

[Signature Page to Settlement Agreement]

17.
Interpretation.  Wherever the context will so require, the singular will include the plural, the masculine gender will include the feminine gender and the neuter, and vice versa.  Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “Section” refer to the specified Section of this Agreement; (iv) the term “including” means including without limitation; and (v) the term “or” is not exclusive.  Whenever this Agreement requires the consent, agreement or approval of a party or other person, the party or other person from whom the consent, agreement or approval is required will be entitled to withhold the consent or approval in the party’s or person’s sole and absolute discretion.

18.	Releasor’s Further Understanding. Releasor represents and agrees as follows:

a.	Releasor has carefully read and fully understands all of the provisions of this Agreement.

b.	Releasor is voluntarily entering into this Agreement.

c.
Releasor is not relying on any representations or statements by Neutron or URI, or any of their agents, representatives, or attorneys with regard to the subject matter, basis or effect of this Agreement or otherwise which are not contained in this Agreement.

19.	Third Party Beneficiaries. None of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

[Signature pages follow.]

[Signature Page to Settlement Agreement]

In Witness Whereof, this Agreement is executed to be effective as of the Effective Date.

Nuclear Fuel Cycle Consulting, LLC

By: ___________________________
Name: James J Graham
Its: Principal

[Signature Page to Settlement Agreement]

NEUTRON ENERGY, INC.

By:______________________
Name:____________________
Its: ______________________

Neutron Energy Inc.
9000 E. Nichols Avenue
Suite 225
Englewood, Colorado 80112
Attn.: Chief Executive Officer
Fax: (303) 531-0519

URANIUM RESOURCES, INC.

By: _______________________
Name: _____________________
Its: _______________________

405 State Highway 121 Bypass,
Building A, Suite 110
Lewisville, Texas 75067
Attn.: Treasurer
Fax: (303) 861-7805

[Signature Page to Settlement Agreement]